Jefferies 2nd Annual
Boston Energy Day
June 28-29, 2010
Exhibit 99.1

Forward Looking Statements
Statements in this presentation which are not statements of historical fact are “forward-looking statements” within the Safe Harbor provision of the Private Securities Litigation Reform Act of 1995.
Such statements are not guarantees of future performance. Many factors could cause our actual results, performance or achievements, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward looking-statements.
These factors are discussed in detail in our Annual Report on Form 10-K, Quarterly Reports on
Form 10-Q and in our other filings with the SEC. We make forward-looking statements based on currently available information, and we assume no obligation to update the statements made today or contained in our Annual Report or other filings due to changes in underlying factors, new information, future developments, or otherwise, except as required by law.

ANR: Uniquely Positioned Industry Leader
❖ Leading U.S. supplier and exporter of metallurgical coal with expertise in blending and optimization
❖ Low-cost, high margin Pittsburgh #8 longwall mines can supply U.S. or international markets, including recent ~100K ton met shipment to China
❖ High volume Powder River Basin surface mines provide relatively stable cash flow and reduced operating risk
❖ Arguably the most regionally diversified producer in the U.S.
❖ More export terminal capacity than any other U.S. producer
❖ Positioned for future growth with excellent liquidity, low leverage and a portfolio of internal development opportunities
❖ Board recently approved $125 million share repurchase authorization
❖ Manageable exposure to Eastern U.S. surface mining and associated permit risks
❖ Focus on consistent execution and positive free cash flow generation

Coal Industry Themes - 2010
❖ Strong met coal pricing continues to be driven
 by growing Asian demand, global recovery,
 and supply disruptions
❖ Met coal tightness intensified in the United
 States by recent and unexpected loss of high-
 vol production
❖ Utility inventory levels anticipated to approach
 normal levels in 2H10 - U.S. thermal market
 positioned to strengthen
❖ Future worldwide demand for thermal coal
 anticipated to strain seaborne supply

5

Strong Market Outlook

Alpha Natural Resources
RUNNING RIGHT

U.S. Utility Stockpiles (mm tons)

250
200
150
100
50
0
Jan-05
Apr-05
Jul-05
Oct-05
Jan-06
Apr-06
Jul-06
Oct-06
Jan-07
Apr-07
Jul-07
Oct-07
Jan-08
Apr-08
Jul-08
Oct-08
Jan-09
Apr-09
Jul-09
Oct-09
Jan-10
Apr-10

U.S. Thermal Coal Market Improving
— Utility inventories decreased by approximately 40MTs from the 11/09 peak
— Eastern thermal coal production unlikely to expand in 2010 and may decline further
— Economic recovery driving increased industrial electricity demand
— Global recovery and shifting seaborne trading patterns should increase U.S. exports
— Crossover met coal should further constrain available supply in the U.S.
— New coal-fired generation will increase demand
— Current natural gas prices suggest less fuel switching compared with 2009
SOURCE: DOE NETL, Internal Analysis, Genscape
Current inventories of
approximately 170MTs suggest
normal inventories are likely
exiting the summer cooling season

Alpha Natural Resources
RUNNING RIGHT

China Electricity Generation (TWh)

+5%
2,772
3,966
4,944
6,079
7,338
8,546
2006
2010
2015
2020
2025
2030

India Electricity Generation (TWh)

692
863
1,069
1,276
1,468
1,686
2006
2010
2015
2020
2025
2030

China & India Rely on Coal-fired Electricity
2010E: 78% coal-fired
2030E: 75% coal-fired
2010E: 65% coal-fired
2030E: 56% coal-fired
(Indian thermal coal imports have grown at 13% CAGR from 1990 - 2008)
Source:  EIA IEO 2009; Booz & Company analysis
+4%

Alpha Natural Resources
RUNNING RIGHT

1,600
1,400
1,200
1,000
800
600
400
200
0
Metric tonnes in millions
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009E
2010E
2011E
2012E
China
ROW

$350
$300
$250
$200
$150
$100
$50
$0
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010 Qrtly
Asian Benchmark Price

Source: Wood Mackenzie; Booz & Company analysis
China = 14.8% CAGR
ROW = 1.5% CAGR
Scarcity of Metallurgical Coal
Global Steel Production
Metallurgical Coal Pricing (US$)
— As global steel production has grown, metallurgical coal has come to be viewed as a scarce and differentiated product
— When worldwide production of steel exceeds 1.3 billion tons, the supply of met coal becomes strained and incremental pricing can rise sharply as was seen in 2008
— While new projects are planned in places like Mozambique, Mongolia and Siberia, and additional projects are planned in Australia, all must overcome various infrastructure limitations or political challenges
— Supply constraints are likely to persist for several years
?

Alpha Natural Resources
RUNNING RIGHT

Chinese Net Met Imports (mm tonnes)
6
4
2
0
-2
-4
Jan-07
Mar-07
May-07
Jul-07
Sep-07
Nov-07
Jan-08
Mar-08
May-08
Jul-08
Sep-08
Nov-08
Jan-09
Mar-09
May-09
Jul-09
Sep-09
Nov-09
Jan-10
Mar-10
May-10

China Driving Worldwide Met Demand
Chinese Growth is Permanently Changing Global Seaborne Met Coal Trading Dynamics
— Worldwide steel production is estimated to be on an annual pace of greater than 1.3B tonnes, with over 600M tonnes expected from China alone in 2010, despite recent concerns of slowing growth near-term
— Met imports reached 34M tonnes in 2009 and YTD 2010 imports through May were 17M tonnes
— Chinese demand will be satisfied primarily by Australia, which is near its current export capacity
— Availability of seaborne coking coal, which totaled an estimated 240M tonnes in 2008, will be constrained by the growth of Chinese imports
SOURCE: China’s National Bureau of Statistics, Chinese Customs, Macquarie, Internal Analysis

Alpha Natural Resources
RUNNING RIGHT

Service Center Inventories (mm tons)

0
2
4
6
8
10
12
14
Jan-07
Mar-07
May-07
Jul-07
Sep-07
Nov-07
Jan-08
Mar-08
May-08
Jul-08
Sep-08
Nov-08
Jan-09
Mar-09
May-09
Jul-09
Sep-09
Nov-09
Jan-10
Mar-10
May-10

U.S. Steel Capacity Utilization (%)

20
30
40
50
60
70
80
90
100
Jan-07
Mar-07
May-07
Jul-07
Sep-07
Nov-07
Jan-08
Mar-08
May-08
Jul-08
Sep-08
Nov-08
Jan-09
Mar-09
May-09
Jul-09
Sep-09
Nov-09
Jan-10
Mar-10
May-10

Robust Met Demand in Atlantic Basin
Met Coal Demand in the Atlantic Basin Has Increased As Developed
Economies Have Recovered and Steel Production Ramped Up
* ANR is a leading U.S. supplier & exporter of metallurgical coal with 13-14MTPA export capacity*
— Domestic producers’ rapid response to the recession in 2009 drove U.S. service center inventories to 26-
 yr. lows, despite anemic demand for steel—restocking is now evident
— U.S. steel capacity utilization has increased steadily to the low-70% range, up from ‘09 lows in the 30s
— The rapid increase in capacity utilization and the unexpected loss of high quality high-vol production in the
 U.S. has constrained supply near-term in the domestic market
— Strong Asian demand and increasing steel production in the rest of the world should drive robust met coal demand in the Atlantic basin for several years
SOURCE: Metals Service Center Institute, American Iron and Steel Institute, Macquarie, Internal Analysis

Trends in Seaborne Trading Patterns

Alpha Natural Resources RUNNING RIGHT

As Asian Demand Absorbs Seaborne Supply, The Atlantic Basin Will Increasingly Rely on U.S. Coals

W. Canadian met into Asia/Pacific
Decreasing trend
Increasing trend
Spare capacity provides opportunity to ramp exports to meet global demand

1

12

Investment Highlights

Alpha Natural Resources
RUNNING RIGHT

	4Q09	1Q10
Sales Highlights		
Tons Sold		
Eastern met coal	2.5	2.6
Eastern steam coal	6.6	6.5
Powder River Basin	12.1	12.2
Total tons sold	21.2	21.4
Average realized price per ton		
Eastern met coal	$97.18	$98.70
Eastern steam coal	$62.57	$67.40
Powder River Basin	$10.52	$10.81
Weighted average total	$37.02	$38.91
Income Statement Highlights		
Coal revenue	$787.5	$831.3
Weighted average coal margin per ton	$9.87	$12.15
Weighted average coal margin percentage	27%	31%
EBITDA from continuing operations	$199.1	$218.5
Adjusted EBITDA from continuing operations	$193.4	$222.7
Income (loss) from continuing operations per share	$0.17	$0.12
Adjusted income from continuing operations per share	$0.51	$0.69

2009 Year-end Reserves = 2.3 BTs

PRB
709 MTs
31%
Northern App
861 MTs
38%
Central App
718 MTs
31%

2009 Revenue Mix by Coal Type

Metallurgical
$797M
36%
Eastern Steam,
$1,196M
54%
PRB
$217M
10%

Diversification/Scale=Consistent Execution
Following our merger on July 31, 2009, Alpha has delivered consistent execution demonstrating the benefit of the company’s enhanced scale and diversification.
*ANR is arguably the most regionally diversified producer in the U.S. today*

Alpha Natural Resources
RUNNING RIGHT

700
600
500
400
300
200
100
0
US$ in millions
2005
2006
2007
2008
2009
Alpha Pro Forma Capex
Alpha Pro Forma FCF

Consistent History of Positive Cash Flow
Note: Pro forma capex for 2008 and 2009 includes Lease-By-Application (LBA) bonus bid payments of $36.1 million each year.
FCF = Operating cash flow less capex

Excellent Liquidity and Low Leverage
Note: LTM data as of 3/31/10
(1) Revolver was amended and extended by $300mm to $950mm on 4/15/2010, of which $96mm was terminated with a $39.6mm Term Loan A prepayment on 6/4/2010
(2) LTM combined pro forma Adjusted EBITDA for the quarter ended March 31, 2010

Leverage of approximately 1.1x debt/Adjusted EBITDA and liquidity of approximately $1.5 billion
($ millions)	Maturity	As of 6/18/10

$854mm Revolving Credit Facility1	July, 2014	$0
Term Loan A	July, 2014	236
2.375% Convertible Notes	April, 2015	288
7.25% Senior Unsecured Bonds	August, 2014	298
Total Long-term Debt		$822

Liquidity and Credit Statistics
Cash & Equivalents and marketable securities		$669
Revolver1		854
Accounts Receivable Securitization Facility		150
Less: Letters of Credit Outstanding		(184)
Total Potential Liquidity		$1,489

Total Debt / LTM EBITDA		1.1x

LTM Adjusted EBITDA2		$773

• Maintaining safe and well-capitalized mines is priority #1
• Organic development—moving forward with development of organic met projects, DM #41 and Freeport; continuing the permitting of the Foundation Pitt #8 longwall mine; evaluating other organic development opportunities as market conditions warrant
• Growth through acquisition—systematically evaluating domestic and international opportunities to increase shareholder return through disciplined strategic transactions
 • Seeking long-term access to growing international met and thermal markets—initial step in
 2010 likely to include establishment of one or more modest sales and development offices strategically located to participate in key Asian markets
 • Focusing on opportunities to improve Alpha’s met and thermal assets within the U.S., with emphasis on low-cost, long-lived production, sustainable end markets and export potential
Strategic Intent & Uses of Cash
Alpha’s strong cash position, excellent liquidity, low leverage and consistent cash flow generation provides significant flexibility and a unique set of opportunities
Pursuing a balanced strategy of growth through organic development and acquisition with a disciplined focus on value and return on investment

• Returning cash to shareholders while retaining the financial flexibility to pursue strategic growth opportunities
 • $125 million share repurchase authorization recently approved by Alpha’s board
 • Approximately $25 million purchased to date at an average price of $36.33 per share
 • Repurchases made pursuant to 10b5-1 plan
• Repaying debt and maintaining strong liquidity position—prepaid $40 million of Term Loan A;
    amended, extended and increased secured credit facility, resulting in total available liquidity of approximately $1.5 billion
• Continuing to cultivate Alpha’s valuable Marcellus acreage through Rice Energy JV, potentially augmenting and consolidating our footprint in order to optimize development
Strategic Intent & Uses of Cash (cont’d)
Pursuing a balanced strategy of growth through organic development and acquisition with a disciplined focus on value and return on investment
Alpha’s strong cash position, excellent liquidity, low leverage and consistent cash flow generation provides significant flexibility and a unique set of opportunities

A Leader in the Domestic Coal Industry
Eastern Coal Operations
Illinois Basin
Western Coal Operations
Production capacity	55.0
2009 Shipments	50.1
Reserves	709
Reserves	26
Production Capacity	42.0
2009 Shipments	36.0
Reserves	1579
Note: Figures pro forma as of 12/31/09
Strength, Scale, Diversification

• Alpha’s total export capacity from all US terminals is 13-14 MTPA, providing unique blending, storage and transportation advantages
• Alpha holds a 41% interest in Dominion Terminal Associates (DTA): Alpha’s estimated proportional export capacity is ~5.5 MTPA
• Alpha controls ~5.0 MT of capacity at Norfolk Southern’s Lamberts Point terminal located in Norfolk, VA
• Additional capacity at Chesapeake Bay piers, Gulf of Mexico/New Orleans, and the
 Great Lakes
U.S. Leader in Export Capacity

Powder River Basin
Wyoming Operations	Expansion (MM tons/yr)	Capacity
Truck/shovel expansion	10	65 MTPY
Belle Ayr LBA	200 Million Tons	Late 2010
Central Appalachia
Mine	Resource Description	Production
Deep Mine #41	~ 70 MM Ton Reserve	1.0 - 1.2 MTPY (metallurgical)
Harts Creek/Atenville	~ 120 MM Ton Reserve	2 - 3 MTPY (metallurgical potential)
Northern Appalachia
Mine	Resource Description	Production
Freeport - CM	~ 68 MM Ton Reserve	3 MTPY (metallurgical)
Foundation - longwall	~ 420 MM Ton Reserve	7 - 14 MTPY Pitt #8 (+ Sewickley)
Unconventional Gas
Project	Resource Description	Production
CBM	~ 100-200 Bcf Resource	~ 5,000 Salable Mcf/Day (current)
Marcellus acreage	~ 18,000 Acres	Entered into JV with Rice Energy 2010
Organic Growth Opportunities

• 50/50 Joint Venture with Rice Energy, LP
• Alpha controls ~18,000 acres of Marcellus in
 Greene and Washington Counties of Pennsylvania
• Initial phase underway, recently drilled the first of
 four wells planned for 2010
• Each partner committing acreage and cash
• Total phase 1 capital anticipated to be less than
 $20 million
• JV potential to develop ~100 wells in the Marcellus
• Separately, Alpha’s CBM gas processing plant
 expanding from capacity of 5,000 MCF/day to
 10,000 MCF/day
Unconventional Gas Development

Alpha Natural Resources
RUNNING RIGHT

$11.4
$8.9
$4.8
$3.9
$3.7
$3.3
$1.5
$0.9
$0.9
$0.5
BTU
CNX
ANR
WLT
ACI
MEE
PCX
ICO
CLD
JRCC

242
132
93
85
58
35
32
17
9
6
BTU
ACI
CLD
pro forma ANR
CNX
MEE
PCX
ICO
JRCC
WLT

LTM 3/31/10 Revenue ($ in billions)

$6.1
$4.6
$3.3
$2.6
$2.6
$1.9
$1.3
$1.1
$1.1
$0.7
BTU
CNX
pro forma ANR
MEE
ACI
PCX
CLD
WLT
ICO
JRCC

LTM 3/31/10 EBITDA ($ in millions)

* Adjusted EBITDA as reported in company documents

$1,322
$1,184
$773
$483
$475
$377
$250
$204
$141
$134
BTU
CNX
pro forma ANR*
MEE
ACI*
CLD
WLT
ICO*
JRCC*
PCX*

Sources: Public filings, company press releases and presentations
(1)Market data as of 06/21/10

Market Capitalization1 ($ in billions)
LTM 3/31/10 Tons Sold (in millions)
Peer Group Comparisons

Alpha Natural Resources
RUNNING RIGHT

Enterprise Value/2011E EBITDA
6x
5x
4x
3x
2x

Recent Valuation Comparison 6/21/10
Notes: Market data and First Call consensus 2011 EBITDA estimates as of 6/21/10, pro forma for the MEE acquisition of Cumberland Resources and the CNX acquisition of the Dominion gas assets and the remaining 17% of CXG.
< 50 MM TPY, regional
> 50 MM TPY, diversified
> 50 MM TPY, regional
Compelling Relative Valuation
ANR

Coal Industry Themes
✓ ANR is a leading U.S. supplier and exporter of
 met coal with 13-14MTs of export terminal
 capacity and worldwide customer base
✓ ANR is positioned to benefit from the near-
 term shortage of domestic high-vol stemming
 from recent mine closures
✓ ANR’s operations in NAPP, CAPP and PRB
 can respond quickly to increasing demand for
 thermal coal in the U.S.
✓ Low-cost production and export capacity
 enable ANR to participate in global thermal
 demand growth
❖ Strong met coal pricing continues to be
 driven by growing Asian demand, global
 recovery, and supply disruptions
❖ Met coal tightness intensified in the United
 States by recent and unexpected loss of
 high-vol production
❖ Utility inventory levels anticipated to
 approach normal levels in 2H10 - U.S.
 thermal market positioned to strengthen
❖ Future worldwide demand for thermal coal
 anticipated to strain seaborne supply

25

Appendices

Alpha Natural Resources
RUNNING RIGHT

Alpha Natural Resources, Inc. and Subsidiaries
Reconciliation of Adjusted EBITDA from Continuing Operations to Income from Continuing Operations
(In Thousands)
(Unaudited)

EBITDA from continuing operations and adjusted EBITDA from continuing operations are non-GAAP measures used by management to gauge operating performance and normalized levels of earnings. Alpha defines EBITDA from continuing operations as income from continuing operations plus interest expense, income tax expense, depreciation, depletion and amortization, and amortization of coal supply agreements less interest income and income tax benefit. Alpha defines adjusted EBITDA from continuing operations as EBITDA from continuing operations plus expenses attributable to the merger with Foundation Coal Holdings, Inc., losses on early extinguishment of debt, less various gains and losses not expected to recur on a quarterly basis. The definition of adjusted EBITDA from continuing operations may be changed periodically by management to adjust for significant items important to an understanding of operating trends. Management presents EBITDA from continuing operations and adjusted EBITDA from continuing operations as a supplemental measure of the company's performance and debt service capacity that may be useful to securities analysts, investors and others. EBITDA from continuing operations and adjusted EBITDA from continuing operations are not, however, a measure of financial performance under U.S. GAAP and should not be considered as an alternative to net income, income from continuing operations or operating income as determined in accordance with U.S. GAAP. Moreover, EBITDA from continuing operations and adjusted EBITDA from continuing operations are not calculated identically by all companies. A reconciliation of EBITDA from continuing operations and adjusted EBITDA from continuing operations to income from continuing operations, the most directly comparable U.S. GAAP measure is provided in the table below.

	Three Months Ended December 31,		Year Ended December 31,	
	2009	2008	2009	2008
Income from continuing operations	$ 20,248	$ 33,897	$ 66,807	$ 198,599
Interest expense	19,971	9,587	82,825	39,812
Interest income	(494)	(1,649)	(1,769)	(7,351)
Income tax (benefit) expense	(7,853)	12,356	(33,023)	52,242
Depreciation, depletion and amortization	97,592	39,421	252,395	164,969
Amortization of acquired coal supply agreements	69,625	-	127,608	-
EBITDA from continuing operations	199,089	93,612	494,843	448,271
Merger related expenses	12,437	-	59,034	-
Gain on sale of coal reserves	-	(1,490)	-	(12,936)
Gain on termination of Cliffs merger	-	(56,315)	-	(56,315)
Other revenue from coal supply agreement modification	(18,100)	-	(18,100)	-
Loss on early extinguishment of debt	-	-	5,641	14,702
Adjusted EBITDA from continuing operations	$ 193,426	$ 35,807	$ 541,418	$ 393,722

This information is intended to be reviewed in conjunction with the company's filings with the U.S. Securities and Exchange Commission.

4Q09 Reconciliation of Adjusted EBIDTA

Alpha Natural Resources
RUNNING RIGHT

Alpha Natural Resources, Inc. and Subsidiaries
Reconciliation of Adjusted Income (Loss) from Continuing Operations to Income from Continuing Operations
(In Thousands)
(Unaudited)

Adjusted income (loss) from continuing operations and adjusted diluted earnings per common share from continuing operations are non-GAAP measures used by management to gauge performance and normalized earnings levels. Alpha defines adjusted income from continuing operations as income from continuing operations plus expenses attributable to the merger with Foundation Coal Holdings, Inc., losses on early extinguishment of debt, the portion of interest expense attributable to termination of an interest rate swap, and amortization of coal supply agreements, less various gains and losses that are not expected to recur on a quarterly basis, discrete income tax benefits from reversal of valuation allowances for deferred tax assets and estimated income tax effects of the pre-tax adjustments. Adjusted diluted earnings per common share from continuing operations is adjusted income from continuing operations divided by weighted average diluted shares. The definition of adjusted income from continuing operations may be changed periodically by management to adjust for significant items important to an understanding of operating trends. Management presents adjusted income from continuing operations and adjusted earnings per share from continuing operations as supplemental measures of the company's performance that it believes are useful to securities analysts, investors and others in assessing the company's performance over time. Adjusted income from continuing operations and adjusted diluted earnings per common share from continuing operations are not, however, measures of financial performance under U.S. GAAP and should not be considered as an alternative to net income, income from continuing operations, operating income or diluted earnings per share from continuing operations as determined in accordance with U.S. GAAP. Moreover, adjusted income from continuing operations and adjusted diluted earnings per common share from continuing operations are not calculated identically by all companies. A reconciliation of adjusted income from continuing operations to income from continuing operations, the most directly comparable U.S. GAAP measure, and the weighted average diluted shares used to calculate adjusted earnings per common share from continuing operations are provided in the table below.

	Three Months Ended December 31, 2009	Three Months Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
Income from continuing operations	$ 20,248	$ 33,897	$ 66,807	$ 198,599
Gain on sale of coal reserves	-	(1,490)	-	(12,936)
Gain on termination of Cliffs merger	-	(56,315)	-	(56,315)
Merger related expenses	12,437	-	59,034	-
Loss on early extinguishment of debt	-	-	5,641	14,702
Charge arising from termination of hedge accounting for interest rate swap	-	-	23,549	-
Other revenue from coal supply agreement modification	(18,100)	-	(18,100)	-
Amortization of acquired coal supply agreements	69,625	-	127,608	-
Estimated income tax effect of above adjustments	(22,069)	14,359	(61,162)	13,545
Reversal of deferred income tax asset valuation allowance/loss disallowance	-	(3,919)	(22,185)	(14,819)
Adjusted income (loss) from continuing operations	$ 62,141	$ (13,468)	$ 181,192	$ 142,776
Weighted average shares--diluted	121,550,204	70,597,715	91,702,628	70,259,735
Adjusted diluted earnings (loss) per common share from continuing operations	$ 0.51	$ (0.19)	$ 1.98	$ 2.03

This information is intended to be reviewed in conjunction with the company's filings with the U.S. Securities and Exchange Commission.

4Q09 Reconciliation of Adjusted Income

Alpha Natural Resources
RUNNING RIGHT

Alpha Natural Resources, Inc. and Subsidiaries
Reconciliation of EBITDA from Continuing Operations and Adjusted EBITDA from Continuing Operations to Income from Continuing Operations
(In Thousands)
(Unaudited)

EBITDA from continuing operations and adjusted EBITDA from continuing operations are non-GAAP measures used by management to gauge operating performance and normalized levels of earnings. Alpha defines EBITDA from continuing operations as income from continuing operations plus interest expense, income tax expense, depreciation, depletion and amortization, and amortization of coal supply agreements less interest income and income tax benefit. Alpha defines adjusted EBITDA from continuing operations as EBITDA from continuing operations plus expenses attributable to the merger with Foundation Coal Holdings, Inc., losses on early extinguishment of debt, less various gains and losses not expected to recur on a quarterly basis. The definition of adjusted EBITDA from continuing operations may be changed periodically by management to adjust for significant items important to an understanding of operating trends. Management presents EBITDA from continuing operations and adjusted EBITDA from continuing operations as a supplemental measure of the company's performance and debt service capacity that may be useful to securities analysts, investors and others. EBITDA from continuing operations and adjusted EBITDA from continuing operations are not, however, a measure of financial performance under U.S. GAAP and should not be considered as an alternative to net income, income from continuing operations or operating income as determined in accordance with U.S. GAAP. Moreover, EBITDA from continuing operations and adjusted EBITDA from continuing operations are not calculated identically by all companies. A reconciliation of EBITDA from continuing operations and adjusted EBITDA from continuing operations to income from continuing operations, the most directly comparable U.S. GAAP measure is provided in the table below.

	Three Months Ended March 31, 2010	2009
Income from continuing operations	$ 14,670	$ 46,621
Interest expense	22,120	9,853
Interest income	(680)	(625)
Income tax expense	21,278	13,627
Depreciation, depletion and amortization	95,127	40,205
Amortization of acquired coal supply agreements, net	65,957	-
EBITDA from continuing operations	218,472	109,681
Merger related expenses	4,228	-
Adjusted EBITDA from continuing operations	$ 222,700	$ 109,681

This information is intended to be reviewed in conjunction with the company's filings with the U.S. Securities and Exchange Commission.

1Q10 Reconciliation of Adjusted EBIDTA

Alpha Natural Resources
RUNNING RIGHT

Alpha Natural Resources, Inc. and Subsidiaries
Reconciliation of Adjusted Income from Continuing Operations to Income from Continuing Operations
(In Thousands)
(Unaudited)

Adjusted income from continuing operations and adjusted diluted earnings per common share from continuing operations are non-GAAP measures used by management to gauge performance and normalized earnings levels. Alpha defines adjusted income from continuing operations as income from continuing operations plus expenses attributable to the merger with Foundation Coal Holdings, Inc., losses on early extinguishment of debt, the portion of interest expense attributable to termination of an interest rate swap, and amortization of coal supply agreements, less various gains and losses that are not expected to recur on a quarterly basis, discrete income tax benefits from reversal of valuation allowances for deferred tax assets, adjustments to deferred taxes due to significant law changes and estimated income tax effects of the pre-tax adjustments. Adjusted diluted earnings per common share from continuing operations is adjusted income from continuing operations divided by weighted average diluted shares. The definition of adjusted income from continuing operations may be changed periodically by management to adjust for significant items important to an understanding of operating trends. Management presents adjusted income from continuing operations and adjusted earnings per share from continuing operations as supplemental measures of the company's performance that it believes are useful to securities analysts, investors and others in assessing the company's performance over time. Adjusted income from continuing operations and adjusted diluted earnings per common share from continuing operations are not, however, measures of financial performance under U.S. GAAP and should not be considered as an alternative to net income, income from continuing operations, operating income or diluted earnings per share from continuing operations as determined in accordance with U.S. GAAP. Moreover, adjusted income from continuing operations and adjusted diluted earnings per common share from continuing operations are not calculated identically by all companies. A reconciliation of adjusted income from continuing operations to income from continuing operations, the most directly comparable U.S. GAAP measure, and the weighted average diluted shares used to calculate adjusted earnings per common share from continuing operations are provided in the table below.

	Three Months Ended March 31,	
	2010	2009
Income from continuing operations	$ 14,670	$ 46,621
Merger related expenses	4,228	-
Amortization of acquired coal supply agreements, net	65,957	-
Estimated income tax effect of above adjustments	(26,176)	-
Deferred tax charge from change in tax treatment of Medicare Part D deductions	25,566	-
Adjusted income from continuing operations	$ 84,245	$ 46,621
Weighted average shares–diluted	121,876,328	70,696,455
Adjusted diluted earnings per common share from continuing operations	$ 0.69	$ 0.66

This information is intended to be reviewed in conjunction with the company's filings with the U.S. Securities and Exchange Commission.

1Q10 Reconciliation of Adjusted Income

Alpha Natural Resources
RUNNING RIGHT

Alpha Natural Resources

www.alphanr.com